UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

1-08022	62-1051971
(Commission File No.)	(I.R.S. Employer
Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:
(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On Monday, May 16, Michael J. Ward, chairman, president and CEO of CSX Corporation, released current service statistics for the CSX network in commending employees for their contributions to network recovery and customer service during recent severe weather.  A copy of the service performance statistics is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d)	The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Service Performance Statistics

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             CSX CORPORATION

             By: /s/ David A. Boor
                                                               David A. Boor
             Vice President Tax and Treasurer

Date:  May 16, 2011